Exhibit 99.1

Siebert Reports First Quarter 2022 Financial Results

Expansion into Correspondent Clearing Services and Hire of Key FinTech Leader

NEW YORK, NY – May 23, 2022 – Siebert Financial Corp. (NASDAQ: SIEB) (“Siebert”), a mission-driven provider of financial services, today reported financial results for the first quarter ended March 31, 2022.

Recent Business Highlights

●	Approval of Correspondent Clearing Services: Siebert to provide correspondents such as institutional and online broker-dealers, registered investment advisors and other asset managers with correspondent clearing services. Siebert anticipates this service to be launched by the third quarter of 2022.
●	Hiring of FinTech Leader: Siebert hired FinTech veteran Matthew Shatz to lead Siebert’s new correspondent clearing services as well as initiatives to implement technology solutions and enhance Siebert’s securities finance business line.

First Quarter 2022 Financial Highlights

●	Revenue of $10.3 million compared to $18.9 million in the first quarter of 2021
●	Operating loss* of $1.4 million compared to operating income* of $3.0 million in the first quarter of 2021
●	Net loss available to common stockholders of $1.0 million compared to net income available to common stockholders of $2.3 million in the first quarter of 2021
●	Loss per share of $0.04 compared to earnings per share of $0.07 in the first quarter of 2021
●	Retail customer net worth of $16.1 billion compared to $16.8 billion at the end of 2021

Management Commentary

“Despite the recent market volatility, we continue to modernize our offerings to empower our clients’ success,” said Gloria E. Gebbia, controlling shareholder and board member of Siebert. “Following the recent launch of RISE and our minority investment in Hedge Connection, we recently announced plans to launch new correspondent clearing services led by FinTech veteran Matthew Shatz to support our expanding capabilities. These growth initiatives continue to diversity our business, and reinforces our commitment as a strategic partner to institutional clients when diversity and access to best-in-class prime brokerage services matter. We are continuing to build on Muriel Siebert’s legacy and modernize our offerings to meet client demand.”

Andrew Reich, CFO of Siebert, commented: “While we had an operating loss this quarter, a substantial component of this loss was a temporary unrealized loss of $2.2 million on our U.S. government securities portfolio, which we anticipate to be reversed over the maturities of the securities. Market conditions directly impacted our results which drove lower revenues related to commissions and fees, principal transactions, and market making relative to the prior year period. Despite the reduction in those business lines, we delivered strong performance in our securities finance and advisory businesses while identifying opportunities to streamline our operating expenses. We will start to benefit from the rising interest rate environment in the second quarter of 2022 and looking ahead, we remain focused on returning to revenue growth, improving profitability and realizing the benefits of our recent investments.”**

Correspondent Clearing Services and FinTech Initiatives

Matthew Shatz was appointed to the SVP of FinTech Development and will be based in Siebert’s Jersey City office reporting to John M. Gebbia, Co-CEO of MSCO. Matthew will lead initiatives to implement technology solutions, launching Siebert’s recently-approved correspondent clearing services, and enhancing Siebert’s securities finance group. Matthew has over 17 years of financial services experience focused on trade execution, clearing, and electronic trading. Prior to joining Siebert, Matthew was the CEO of Takion Technologies (“Takion”), a trading platform fueled by technologically advanced code and algorithmic smart order routing specifically designed for the professional trader. Before Takion, Matthew held various financial leadership roles including Managing Director at Electronic Transaction Clearing, Inc., EVP and Global Head of Execution & Clearing at SageTrader LLC, SVP and Head of Execution & Clearing at ED&F Man Capital Markets, and Global Head of Electronic Trading at MF Global. Matthew graduated from SUNY Oneonta.

“I’m excited to join Siebert at a time of great transformation for the firm,” said Matthew. “Correspondent clearing services is a natural extension of Siebert’s current offerings and I look forward to partnering with my peers across Siebert to drive the next stage of growth. There also exists a wealth of opportunity for Siebert to implement new technology initiatives focused on our current retail customers and gaining access to new customers, the combined effect of which will drive growth for Siebert on numerous fronts.”

“Siebert is a mission-driven organization that is constantly adapting to support the goals of our strategic partners and expanding our offerings to support their growth,” said John M. Gebbia, Co-CEO of MSCO. “Matthew will help develop a full-service correspondent clearing service through a scalable and efficient platform. His vast experience in implementing new technologies to grow execution services and expand offerings will be a valuable asset as we move forward.”

*Operating income and operating loss represents the line item captioned “Income (loss) before provision for (benefit from) income taxes” in the statements of operations in Siebert’s 2022 Q1 10-Q.

**Refer to Siebert’s 2022 Q1 10-Q, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Notice to Investors

This communication is provided for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy any securities in the United States or elsewhere.

About Siebert Financial Corp.

Siebert is a diversified financial services company that has been in business and a member of the NYSE since 1967 when Muriel Siebert became the first woman to own a seat on the NYSE and the first to head one of its member firms.

Siebert operates through its subsidiaries Muriel Siebert & Co., Inc., Siebert AdvisorNXT, Inc., Park Wilshire Companies, Inc., RISE Financial Services, LLC, Siebert Technologies, LLC and StockCross Digital Solutions, Ltd. Through these entities, Siebert provides a full range of brokerage and financial advisory services including securities brokerage, investment advisory and insurance offerings, prime brokerage, capital intro, and corporate stock plan administration solutions. For over 50 years, Siebert has been a mission-driven company that values its clients, shareholders, and employees. More information is available at www.siebert.com.

Cautionary Note Regarding Forward-Looking Statements

The statements contained in this press release, that are not historical facts, including statements about our beliefs and expectations, are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar words or expressions. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements.

These forward-looking statements, which reflect our management’s beliefs, objectives, and expectations as of the date hereof, are based on the best judgement of our management. All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following: economic, social and political conditions, global economic downturns resulting from extraordinary events and other securities industry risks; interest rate risks; liquidity risks; credit risk with clients and counterparties; risk of liability for errors in clearing functions; systemic risk; systems failures, delays and capacity constraints; network security risks; competition; reliance on external service providers; new laws and regulations affecting our business; net capital requirements; extensive regulation, regulatory uncertainties and legal matters; failure to maintain relationships with employees, customers, business partners or governmental entities; the inability to achieve synergies or to implement integration plans and other consequences associated with risks and uncertainties detailed in our filings with the SEC, including our most recent filings on Forms 10-K and 10-Q.

We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We undertake no obligation to publicly update or revise these statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

Investor Relations:
Alex Kovtun and Matt Glover
Gateway Group, Inc.
949-574-3860
sieb@gatewayir.com

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